                                     OFFICE LEASE

                                   One Bush Street
                              San Francisco, California

                               BASIC LEASE INFORMATION

Date:  November 9, 1988

Landlord: The Equitable Life Assurance Society of the United Sates, a New York corporation

Tenant: Hambrecht & Quist Incorporated, a California corporation

Premises (section 1.1):  A portion of floor 11

Term (section 2.1):  Five (5) years, subject to extension in accordance with section 2.6 of this Lease

Commencement Date (section 2.1):  January 1, 1989

Expiration Date (section 2.1): The earlier of December 31, 1993, or the expiration of the Office Lease (the "Other Lease") dated January 27, 1988, between Landlord and Tenant

Interim Rent (section 2.2): Thirty-one thousand four hundred forty-one and sixty-seven hundredths dollars ($31,441.67)

Base Rent (section 3.1(a)): The amounts set forth in section 3.1(a) of this Lease

Base Expense Year (section 3.1(b)):  1989

Base Tax Year (section 3.1(c): 1989

Rent Credit (section 3.1(e)): Two hundred eighty-two thousand nine hundred seventy five dollars ($282,975)

Tenant's Percentage Share (section 4.1): Four and eighty-five hundredths percent (4.85%)

Liability Insurance Amount (section 11.3):  Five million dollars ($5,000,000)

Tenant's Address (section 23.1): Hambrecht & Quist Incorporated, 235 Montgomery Street, San Francisco, California 94104, attention: Timothy M. Spicer, Senior Vice President

Landlord's Address (section 23.1):  The Equitable Life Assurance Society of the
    United States, c/o Equitable Real Estate Investment Management, Inc., One Bush Street, San Francisco, California 94104, attention: Property Manager; with a copy to The Equitable Life Assurance Society of the United States, c/o Equitable Real Estate Investment Management, Inc., 1900 Steuart Tower, One Market Plaza, San Francisco, California 94105, attention: Property Management

Real Estate Brokers (section 24.5):  Equitable Real Estate Investment
    Management, Inc. and Damon Raike & Company

Exhibit A - Plan Outlining the Premises

Exhibit B - Improvement of the Premises

    Tenant's Plans Date (paragraph 2(a)): November 9, 1988

    Landlord's Contribution (paragraph 2(a)): Four hundred four thousand two hundred fifty dollars ($404,250)

Exhibit C - Rules and Regulations

    The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which this Basic Lease Information is attached. If there is any conflict between this Basic Lease Information and the Lease, the latter shall control.

HAMBRECHT & QUIST                      THE EQUITABLE LIFE ASSURANCE
INCORPORATED, a California             SOCIETY OF THE UNITED STATES,
corporation                            a New York corporation


By /s/ T. M. Spier                     By /s/ James Prane
   -------------------------              ---------------------------
   Title S V P Finance                    Title Attorney in Law
         -------------------                   ----------------------

By
   -------------------------
   Title
         -------------------

                                  TABLE OF CONTENTS

Article                                                                    Page
- -------                                                                    ----

 1.  Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
 2.  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
 3.  Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
 4.  Operating Expenses and Property Taxes . . . . . . . . . . . . . . . . .13
 5.  Other Taxes Payable by Tenant . . . . . . . . . . . . . . . . . . . . .16
 6.  Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
 7.  Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
 8.  Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
 9.  Maintenance and Repairs . . . . . . . . . . . . . . . . . . . . . . . .24
10.  Damage or Destruction . . . . . . . . . . . . . . . . . . . . . . . . .25
11.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
12.  Compliance With Legal Requirements. . . . . . . . . . . . . . . . . . .28
13.  Assignment and Subletting . . . . . . . . . . . . . . . . . . . . . . .29
14.  Rules and Regulations . . . . . . . . . . . . . . . . . . . . . . . . .33
15.  Entry by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . .33
16.  Events of default and Remedies. . . . . . . . . . . . . . . . . . . . .34
17.  Eminent Domain. . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
18.  Subordination, Merger and Sale. . . . . . . . . . . . . . . . . . . . .39
19.  Estoppel Certificate. . . . . . . . . . . . . . . . . . . . . . . . . .41
20.  Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
21.  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
22.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
23.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43

Exhibit A - Plan Outlining the Premises
Exhibit B - Improvement of the Premises
Exhibit C - Rules and Regulations

                                     OFFICE LEASE

    THIS LEASE, made as of the date specified in the BASIC LEASE INFORMATION, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and HAMBRECHT & QUIST INCORPORATED, a California corporation ("Tenant").

                                 W I T N E S S E T H:


                                      ARTICLE 1

                                       PREMISES

         1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the space on the floor specified in the BASIC LEASE INFORMATION (the "Premises"), as outlined on the floor plan attached hereto as Exhibit A, in the building (the "Building") known as One Bush Street, San Francisco, California, which includes the land (Assessor's Lot 11, Block 290) on which the Building is located. Tenant shall have the right to use, in common with others, the entrances, lobbies, stairs and elevators of the Building for access to the Premises and the plazas, walkways and grounds surrounding the Building. All of the windows and outside decks, balconies and walls of the Building and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord, subject to the provisions of this Lease.

         1.2 No easement for light, air or view is included with or appurtenant to the Premises. Any diminution or shutting off of light, air or view by any structure which may hereafter be erected (whether or not constructed by Landlord) shall in no way affect this Lease or impose any liability on Landlord.

         1.3 Landlord and Tenant confirm that, for purposes of this Lease, the Premises contains thirteen thousand four hundred seventy-five (13,475) square feet of rentable area; the Building contains two hundred seventy-eight thousand sixty-nine (278,069) square feet of rentable area; and the Premises contains eleven thousand two hundred twenty-nine (11,229) square feet of usable area. Landlord and Tenant agree that the foregoing data are the result of negotiation and compromise between Landlord and Tenant solely for purposes of this Lease rather than any particular formula, methodology or measurement, that the foregoing data shall not be subject to redetermination, and that the foregoing data shall bind Landlord and Tenant for purposes of this Lease, but no other purpose.

                                      ARTICLE 2

                                         TERM

         2.1 The term of this Lease shall be the term specified in the BASIC LEASE INFORMATION, which shall commence on the commencement date specified in the BASIC LEASE INFORMATION (the "Commencement Date") and, unless sooner terminated or extended as hereinafter provided, shall end on the expiration date specified in the BASIC LEASE INFORMATION (the "Expiration Date"). Notwithstanding the preceding sentence, the term of this Lease shall not commence until Landlord has substantially completed the improvements in the Initial Premises and delivered possession of the Premises to Tenant in accordance with section 2.2 hereof. If Landlord, for any reason whatsoever, does not substantially complete the improvements in the Premises and deliver possession of the Premises to Tenant on the Commencement Date in accordance with section 2.2 hereof, this Lease shall not be void or voidable (except as hereinafter provided) and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom (except as hereinafter provided) but, in such event, the Commencement Date shall be postponed until the date on which Landlord substantially completes the improvements in the Initial Premises and delivers possession of the Initial Premises to Tenant in accordance with section
2.2 hereof and the Expiration Date shall be extended for an equal period (subject to adjustment in accordance with section 2.4 hereof), provided that the Expiration Date shall not be later than the expiration or earlier termination of the Other Lease.

         2.2 Landlord shall construct or install in the Premises the improvements to be constructed or installed by Landlord pursuant to Exhibit B ("Landlord's Work") in a good and workmanlike manner and in compliance with all legal requirements. Landlord shall give written notice to Tenant at least thirty (30) days before the approximate date on which Landlord's Work will be substantially complete in accordance with this section 2.2, but the failure to give such notice shall not be a default by Landlord under this Lease, and Landlord shall give written notice to Tenant when Landlord's Work is substantially complete and possession of the Initial Premises is to be delivered by Landlord to Tenant. For the purposes of this section 2.2, "substantial completion" shall mean (a) the asbestos abatement work for the Premises has been completed in accordance with specifications prepared by Versar, Inc.,
(b) Landlord has executed and delivered to Tenant a certificate in which Landlord certifies to Tenant that the asbestos abatement work for the Initial Premises has been completed in accordance with specifications prepared by Versar, Inc. and that the Initial Premises is free from friable asbestos, (c) Landlord's Work is sufficiently complete so Tenant can occupy the Premises, except for normal punch list items not materially affecting Tenant's use of the Premises, (d) Tenant has direct access from the street to the elevator lobby on each floor where the Premises are located, (e) all services and utilities to be furnished by Landlord to the Initial Premises under this Lease are available, (f) a final inspection and approval required for a temporary certificate of occupancy or other necessary government approval for the Premises has been obtained by Landlord, and (g) all conditions to the "substantial completion" of the "Initial Premises" set forth in section 2.2 of the Other Lease have been satisfied. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date or the date of substantial completion of Landlord's Work, whichever is later. Tenant shall accept the Premises on the Commencement Date or the date of substantial completion of Landlord's Work, whichever is later, which acceptance shall constitute agreement by Tenant that the Initial Premises are in the condition required by this Lease, except for defects in Landlord's Work and subject to normal punch list items specified by Tenant to Landlord in writing within thirty (30) days after substantial completion of Landlord's Work. Landlord warrants to Tenant that materials and equipment furnished by Landlord as Landlord's Work will be of good quality and new unless otherwise required or permitted by the final plans and specifications (subject to any changes approved by Landlord and Tenant) approved by Landlord and Tenant pursuant to Exhibit B, that Landlord's Work will be free from defects not inherent in the quality required or permitted by the final plans and specifications (subject to any changes approved by Landlord and Tenant) approved by Landlord and Tenant pursuant to Exhibit B, and that Landlord's Work will conform with the requirements of the final plans and specifications (subject to any changes approved by Landlord and Tenant) approved by Landlord and Tenant pursuant to Exhibit B. Any of Landlord's Work not conforming to these requirements, including substitutions not properly approved and authorized by Landlord and Tenant, may be considered defective. Landlord's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by Landlord's contractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required by Tenant, Landlord shall furnish satisfactory evidence as to the kind and quality of materials and equipment included in Landlord's Work. If, within one (1) year after the date of substantial completion of Landlord's Work, any of Landlord's Work is found to be defective or not substantially in accordance with the requirements of the final plans and specifications (subject to any changes) approved by Landlord and Tenant pursuant to Exhibit B, Landlord shall correct it promptly after receipt of written notice from Tenant to do so unless Tenant has previously given Landlord a written acceptance of such condition.

Tenant shall give such notice promptly after discovery of the condition. If Landlord is delayed in substantially completing Landlord's Work as a result of Tenant's failure to prepare, submit or approve plans and specifications and cost estimates in accordance with Exhibit B, or Tenant's changes in plans and specifications, or Tenant's requirement of any improvements, fixtures, equipment or other items that cannot reasonably be fabricated, procured, constructed or installed within the time between Tenant's Plans Date (as defined in Exhibit B) and the Commencement Date (in which case Landlord shall notify Tenant no later than when Landlord approves Tenant's Plans (as defined in Exhibit B) of any of the foregoing which cannot be accomplished within such time), or interruption, interference or delay caused by any of Tenant's architects, engineers, contractors, subcontractors, laborers or suppliers, or Tenant's failure to take any action required by this Lease to be taken by Tenant, or the occurrence of any other delay caused by Tenant as described in Exhibit B, then, on the Commencement Date, Tenant shall pay to Landlord, as additional rent, the monthly interim rent specified in the BASIC LEASE INFORMATION (the "Interim
Rent"), calculated on a per diem basis, multiplied by the number of days of such delay. Landlord shall, as soon as reasonably practicable before or after the Commencement Date, subject to scheduling requirements and vacation of occupied space, complete all asbestos abatement work for the entire Building in accordance with specifications prepared by Versar, Inc. Any asbestos abatement work that has not been completed on the Commencement Date shall be prosecuted with reasonable diligence thereafter, subject to scheduling requirements and vacation of occupied space, and performed in such a manner as to cause no unreasonable interference to Tenant. On the Commencement Date, Landlord shall give a written notice to Tenant in which Landlord reports the status of completion of all asbestos abatement work for the entire Building and, if any such work has not been completed, sets forth a schedule for completion of such work.

         2.3 If any part of the Premises is substantially complete and ready for occupancy by Tenant prior to the Commencement Date, Tenant may, at Tenant's election, with the prior written approval of Landlord, take early occupancy of such part of the Premises prior to the Commencement Date but the term of this Lease shall not commence until the Commencement Date. If Tenant takes early occupancy of part of the Premises under this section
2.3, such early occupancy shall be on and subject to all of the covenants in this Lease, all of which shall be binding on and apply to Tenant during such early occupancy, except Tenant shall pay to Landlord, as additional rent, the Interim Rent, calculated on a per diem basis, pro rata in the proportion that the area in the Premises occupied by Tenant bears to the total area in the Initial Premises, for the period from such early occupancy to the Commencement Date. Tenant shall give Landlord written notice of Tenant's request to take early occupancy of any part of the Premises at least ten (10) days prior to the requested date of such early occupancy, which notice shall specify the requested date of early occupancy and the part of the Initial Premises to be occupied. Tenant shall pay the Interim Rent in respect of early occupancy under this section 2.3 to Landlord on the Commencement Date. If the entire Premises is substantially complete and ready for occupancy by Tenant prior to the Commencement Date, Tenant shall have the right, but no obligation, to take early occupancy of the entire Initial Premises prior to the Commencement Date and the term of this Lease shall commence on such date of early occupancy by Tenant, in which event the Commencement Date shall be accelerated to such date of early occupancy and the Expiration Date shall be advanced by an equal period (subject to adjustment in accordance with section 2.4 hereof). Tenant shall give Landlord written notice of Tenant's determination to take early occupancy of the entire Initial Premises at least ten (10) days prior to such early occupancy, which notice shall specify the date of early occupancy.

         2.4  If the Commencement Date as determined in accordance with section
2.1 or 2.3 hereof would not be the first day of the month and the Expiration Date would not be the last day of the month, then the Commencement Date shall be the first day of the next calendar month following the date so determined pursuant to section 2.1 or 2.3 hereof and the Expiration Date shall be the last day of the appropriate calendar month so the term of this Lease shall be the full term set forth in section 2.1 hereof. The period of the fractional month between the date so determined pursuant to section 2.1 or 2.3 hereof and the Commencement Date shall be on and subject to all of the covenants in this Lease, all of which shall be binding on and apply to Tenant during such period, except the term of this Lease shall not commence until the Commencement Date and Tenant shall pay to Landlord, as additional rent, the Interim Rent, calculated on a per diem basis, for such period. Tenant shall pay the Interim Rent in respect of such period to Landlord on the Commencement Date, Landlord and Tenant each shall, promptly after the Commencement Date and the Expiration Date have been determined, execute and deliver to the other an amendment to this Lease which sets forth the Commencement Date and the Expiration Date for this Lease, but the term of this Lease shall commence on the Commencement Date and end on the Expiration Date whether or not such amendment is executed.

         2.5 If Landlord does not substantially complete Landlord's Work and deliver possession of the Premises to Tenant in accordance with section
2.2 hereof on or before July 31, 1989, subject to extension as hereinafter provided, then Tenant shall have the right, exercisable only by giving written notice of termination to Landlord on or after August 1, 1989, subject to extension as hereinafter provided, but before substantial completion of Landlord's Work and delivery of possession of the Premises to Tenant in accordance with section 2.2 hereof, to terminate this Lease, in which event this Lease shall terminate on the date such written notice is given. Such dates of July 31, 1989, and August 1, 1989, shall be extended for the period of all delay in Landlord's substantially completing Landlord's Work and delivering possession of the Premises to Tenant in accordance with section
2.2 hereof resulting from any delay described in section 2.2 hereof for which Tenant is responsible.

         2.6 Subject to the provisions of this section 2.6, Tenant shall have the right to extend the term of this Lease for an additional term (the "First Extended Term") of five (5) years. The First Extended Term shall commence on the first day of the eleventh Lease Year and, unless sooner terminated as hereinafter provided, shall end five (5) years thereafter on the last day of the fifteenth Lease Year, Tenant may exercise such right only by giving Landlord written notice of exercise of such right on or before the last day of the ninth Lease Year and only if no Event of Default exists under this Lease when Tenant exercises such right. If Tenant fails to exercise such right in accordance with this section 2.6, such right shall terminate. If

Tenant exercises such right in accordance with this section 2.6, the term of this Lease shall be extended for the First Extended Term. Landlord and Tenant each shall, promptly after the first day of the First Extended Term, execute and deliver to the other an amendment to this Lease which sets forth the extension of the term of this Lease for the First Extended Term, but the term of this Lease shall be extended for the First Extended Term in accordance with this section 2.6 whether or not such amendment is executed.

         2.7 As used in this Lease, "Lease Year" shall mean each period of twelve (12) calendar months, beginning on the Commencement Date (as adjusted pursuant to section 2.4 hereof), during the term of this Lease.

                                      ARTICLE 3

                                         RENT

         3.1 Tenant shall pay to Landlord the following amounts as rent for the Premises:

         (a) During the term of this Lease, Tenant shall pay to Landlord, as base monthly rent, the amounts of monthly rent specified in this section 3.1(a) (the "Base Rent"):

         (i) During the period from the first month through the sixtieth month, inclusive, of the term of this Lease, the Base Rent shall be thirty-one thousand four hundred forty-one and sixty-seven hundredths dollars ($31,441.67) per month; and

        (ii) During the Extended Term, the Base Rent shall be equal to ninety-five percent (95%) of the prevailing fair market rental value of the Premises on the first day of the Extended Term, on and subject to the covenants (except the amount of Base Rent) in this Lease, based on then current rent being offered and accepted for comparable space in comparable buildings (including, without limitation, other space in the Building) in the central financial district of San Francisco leased on terms comparable to this Lease as of the first day of the Extended Term. Such fair market rental value shall be determined by written agreement between Landlord and Tenant. If Landlord and Tenant do not agree in writing on such fair market rental value by the date three (3) months prior to the first day of the Extended Term, such fair market rental value shall be determined by appraisal in accordance with section 3.1(f) hereof.

         (b) During each calendar year or part thereof during the term of this Lease subsequent to the base expense calendar year specified in the BASIC LEASE INFORMATION (the "Base Expense Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share of the total dollar increase, if any, in all Operating Expenses (as hereinafter defined) paid or incurred by Landlord in such calendar year or part thereof over the Operating Expenses paid or incurred by Landlord in the Base Expense Year.

         (c) During each calendar year or part thereof during the term of this Lease subsequent to the base tax calendar year specified in the BASIC LEASE INFORMATION (the "Base Tax Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share of the total dollar increase, if any, in all Property Taxes (as hereinafter defined) paid or incurred by Landlord in such calendar year or part thereof over the Property Taxes paid or incurred by Landlord in the Base Tax Year. Notwithstanding the foregoing, Tenant shall not be obligated to pay Tenant's Percentage Share of the portion of any increase in Property Taxes resulting solely from a reassessment of the Building caused by a sale or any other transfer of the Building completed during the period from the first day of the first Lease Year through the last day of the fifth Lease Year, inclusive. With respect to any sale or other transfer of the Building, and any resulting reassessment of the Building and increase in Property Taxes, completed on the first day of the sixth Lease Year or thereafter, Tenant shall pay Tenant's Percentage Share of the total dollar increase in all Property Taxes over the Base Tax Year in accordance with this section 3.1(c) without regard to the preceding sentence. If Tenant assigns this Lease, the preceding two (2) sentences shall automatically cease to be effective and, upon the effective date of such assignment, Tenant shall pay Tenant's Percentage Share of the total dollar increase in all Property Taxes over the Base Tax Year in accordance with this section 3.1(c) without regard to the preceding two (2) sentences.

         (d) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money and charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Interim Rent, Base Rent, additional monthly rent and additional rent payable by Tenant in accordance with this Lease.

         (e) Landlord shall give Tenant a rent credit in the amount specified in the BASIC LEASE INFORMATION (the "Rent Credit"), subject to decrease in accordance with paragraph 4 of Exhibit B, against the Interim Rent and the Base Rent for the Premises. The Rent Credit shall be applied against the Interim Rent and the Base Rent for the Premises that first becomes due and payable during the term of this Lease and shall satisfy the obligation of Tenant to pay such Interim Rent and Base Rent until the Rent Credit is exhausted.

         (f) For the purposes of sections 3.1(a)(ii) hereof, if Landlord and Tenant do not agree on the fair market rental value of the Premises by the date three (3) months prior to the first day of the Extended Term, such fair market rental value shall be determined as follows: Landlord and Tenant each shall appoint one (1) appraiser within fifteen (15) days after a written request for appointment of appraisers has been given by either Landlord or Tenant to the other. If either Landlord or Tenant fails to appoint its appraiser within such period of fifteen (15) days, such appraiser shall be appointed by the Superior Court of the State of California in and for the City and County of San Francisco upon application of the other. Each such appraiser shall appraise the Premises and submit his written report setting forth the appraised fair market rental value to Landlord and Tenant within thirty (30) days after the appointment of both such appraisers (or as soon thereafter as practicable). If the higher appraised value in such two (2) appraisals is not more than one hundred five percent (105%) of the lower appraised value, the fair market rental value of the Premises shall be the average of the two (2) appraised values. If the higher appraised value is more than one hundred five percent (105%) of the lower appraised value, Landlord and Tenant shall agree upon and appoint a neutral third appraiser within fifteen (15) days after both of the first two (2) appraisals have been submitted to Landlord and Tenant. If Landlord and Tenant do not agree and fail to appoint such neutral third appraiser within such period of fifteen (15) days, such neutral third appraiser shall be appointed by the Superior Court of the State of California in and for the City and County of San Francisco upon application of either Landlord or Tenant. The neutral third appraiser shall appraise the Premises and submit his written report setting forth the appraised fair market rental value to Landlord and Tenant within thirty (30) days after his appointment (or as soon thereafter as practicable). The fair market rental value of the Premises shall be the average of the two (2) appraised values in such three
(3) appraisals that are closest to each other (unless the differences are equal, in which case the three (3) appraised values shall be averaged). The fair market rental value of the Premises, determined in accordance with this section 3.1(f), shall be conclusive and binding upon Landlord and Tenant.
Any proceedings in connection with the determination of such fair market rental value shall be conducted in the City and County of San Francisco in accordance with California Code of Civil Procedure sections 1280 to 1294.2 (including section 1283.05) or successor California laws then in effect relating to arbitration. All appraisers appointed by Landlord or Tenant, or both of them, shall be members of the American Institute of Real Estate Appraisers of the National Association of Realtors (or its successor), or real estate professionals qualified by appropriate training or experience, and have at least five

(5) years of experience dealing with commercial real estate in San Francisco. The appraisers shall have no power or authority to amend or modify this Lease in any respect and their jurisdiction is limited accordingly. Landlord and Tenant each shall pay the fee and expenses charged by its appraiser plus one-half of the fee and expenses charged by the neutral third appraiser. If the fair market rental value of the Premises has not been determined in accordance with this section 3.1(f) by the first day of the Extended Term, Tenant shall continue to pay the Base Rent in effect immediately preceding such date until such fair market rental value has been determined, and Tenant shall pay Landlord any deficiency in the payment of the new Base Rent resulting therefrom within thirty (30) days after such determination. Landlord and Tenant each shall, promptly after the new Base Rent has been determined in accordance with section 3.1(a)(ii) hereof or this section 3.1(f), execute and deliver to the other an amendment to this Lease which sets forth the new Base Rent, but the new Base Rent shall become effective whether or not such amendment is executed.

         3.2 The additional monthly rent payable pursuant to sections 3.1(b) and 3.1(c) hereof shall be calculated and paid in accordance with the following procedures:

         (a) On or before the first day of each calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amounts payable under sections 3.1(b) and 3.1(c) hereof for the ensuing calendar year. On or before the first day of each month during such ensuing calendar year, Tenant shall pay to Landlord one-twelfth of such estimated amounts. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If at any time it appears to Landlord that the amounts payable under sections 3.1(b) and 3.1(c) hereof for the current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

         (b) Within a reasonable time after the end of each calendar year, Landlord shall give Tenant a written statement of the amounts payable under sections 3.1(b) and 3.1(c) hereof for such calendar year certified by Landlord. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installments payable under sections 3.1(b) and 3.1(c) hereof or, if this Lease has terminated for any reason, Landlord shall pay the excess to Tenant within twenty (20) days after Landlord gives such statement to Tenant. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after such statement has been given. Landlord shall keep at the Building, for a period of at least twelve (12) months after the expiration of each calendar year, complete and accurate books, records and supporting documents in connection with Landlord's statement of Tenant's Percentage Share of increases in Operating Expenses and Property Taxes. Tenant or Tenant's authorized agent or representative shall have the right to inspect the books of Landlord relating to Operating Expenses and Property Taxes, after giving reasonable prior written notice to Landlord and during the business hours of Landlord at Landlord's office in the Building or at such other location as Landlord may designate, for the purpose of verifying or contesting the information in such statement. Failure by Landlord to give any notice or statement to Tenant under this section 3.2 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under sections 3.1(b) and 3.1(c) hereof.

         (c) If the term of this Lease ends on a day other than the last day of a calendar year, the amounts payable by Tenant under sections 3.1(b) and 3.1(c) hereof applicable to the calendar year in which the end of the term occurs shall be prorated according to the ratio which the number of days in such calendar year to and including the end of the term bears to three hundred sixty-five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 3.2(b) hereof to be performed after such termination.

         3.3  Tenant shall pay all Base Rent and additional monthly rent under section 3.1 hereof to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, except as expressly permitted by this Lease, in lawful money of the United States of America, at the address of Landlord specified in the BASIC LEASE INFORMATION, or to such other person or at such other place as Landlord may from time to time designate in writing.

                                      ARTICLE 4

                        OPERATING EXPENSES AND PROPERTY TAXES

         4.1 As used in this Lease, "Tenant's Percentage Share" shall mean the percentage specified in the BASIC LEASE INFORMATION.

         4.2 As used in this Lease, "Operating Expenses" shall mean all costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Building or providing services in accordance with this Lease, including, without limitation, the following: salaries, wages, other compensation, taxes and benefits (including, without limitation, payroll, social security, workers' compensation, unemployment, disability and similar taxes and payments) for personnel engaged in the management, operation, maintenance or repair of the Building (with an equitable allocation to the Building in the case of any such personnel who also perform services for or devote time to any property other than the Building); uniforms provided to such personnel; premiums and other charges for all property, rental value, liability and other insurance carried by Landlord relating to the Building or the use or occupancy of the Building; water and sewer charges or fees; license, permit and inspection fees; electricity, chilled water, air conditioning, gas, fuel, steam, heat, light, power and other utilities; sales, use and excise taxes on goods and services purchased by Landlord and includable in Operating Expenses; telephone, delivery, postage, stationery supplies and other expenses; reasonable management fees and expenses; equipment lease payments; repairs to and maintenance of the Building, including, without limitation, Building systems and accessories thereto and repair and replacement of worn-out or broken equipment, facilities, parts and installations, but excluding the replacement of major Building systems and repairs and replacements for which Landlord is entitled to be reimbursed from proceeds of any insurance or warranty or by Tenant or any other tenant of the Building; janitorial, window cleaning, security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; inspection or service contracts for elevator, electrical, mechanical and other Building equipment and systems; supplies, tools, materials and equipment; accounting, legal and other professional fees and expenses (excluding legal fees incurred by Landlord relating to disputes with specific tenants or the negotiation, interpretation or enforcement of specific leases); painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Building; the cost of furniture, draperies, carpeting and other customary and ordinary items of personal property (excluding paintings, sculptures or other works of fine art) provided by Landlord for use in common areas of the Building or in the Building office, such costs to be reasonably amortized as determined by Landlord; all costs and expenses resulting from work, labor, supplies, materials or services resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Building; fair market rental value for office space (not exceeding three thousand (3,000) square feet) reasonably necessary for the proper management and operation of the Building; all costs and expenses of contesting by appropriate legal proceedings any matter concerning managing, operating, maintaining or repairing the Building, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Building, or the amount or validity of any Property Taxes; reasonable depreciation as determined by Landlord on all personal property, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance or repair of the Building and on exterior window coverings provided by Landlord and carpeting in public corridors and common areas; and the cost, reasonably amortized over the reasonable useful life of the improvement as determined by Landlord, together with interest at the rate of ten percent (10%) per annum, or such higher annual rate as Landlord may actually have to pay, on the unamortized balance, of all capital improvements made to the Building or capital assets acquired by Landlord after completion of renovation of the Building as a labor-saving or energy-saving device or to effect other economies in the management, operation, maintenance or repair of the Building, provided the reduction in Operating Expenses resulting therefrom reasonably justifies the expenditure, or made to the Building after the date of this Lease that are required to comply with any law, ordinance, rule, regulation or order that was not applicable to the Building at the time that permits for the renovation of the Building were obtained. Actual Operating Expenses for the Base Expense Year and each subsequent calendar year shall be adjusted to equal Landlord's reasonable estimate of operating Expenses for a full calendar year with the total area of the Building occupied during such full calendar year.
The determination of Operating Expenses shall be in accordance with generally accepted accounting principles applied on a consistent basis. Notwithstanding anything to the contrary contained in this section 4.2, Operating Expenses shall not include the following: Legal fees, brokerage commissions, advertising costs or other related expenses incurred in connection with leasing or attempting to lease or selling or attempting to sell the Building; repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building or common areas; any improvements, alterations or expenditures of a capital nature, except as expressly provided in this section 4.2; damage and repairs for which Landlord is entitled to be reimbursed from proceeds under any insurance policy carried by Landlord in connection with the Building; damage and repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord's officers, employees, contractors or agents; salaries of executive and administrative personnel to the extent such personnel do not devote time to or perform services for the management, operation, maintenance or repair of the Building or common areas; Landlord's general overhead expense other than Building office overhead; bad debt expense and payments of principal or interest on any mortgage or other encumbrance; legal fees, accountants' fees and other expenses incurred in connection with disputes with tenants or other occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for tenants or other occupants of the Building; services furnished to any other tenant of the Building which are not furnished to Tenant or quantities of such services furnished to any other tenant of the Building which materially exceed the quantity of such services furnished to Tenant in relation to the portions of the space in the Building leased by such other tenant and Tenant, respectively; services furnished to Tenant or any other tenant of the Building for which Landlord is separately and directly entitled to be reimbursed by Tenant or any other tenant of the Building; advertising or promotional expenses; and costs of installing, operating and maintaining any specialty service operated by Landlord, such as a broadcast facility, dining facility or athletic club. Landlord shall not collect in excess of one hundred percent (100%) of all Operating Expenses, subject to the right of Landlord to estimate and collect such excess until such excess is appropriately credited or refunded to the tenants of the Building, nor shall Landlord recover, through Operating Expenses, any item of cost more than once. Tenant shall only be liable for Operating Expenses paid or incurred by Landlord which are allocable to the term of this Lease.

         4.3 As used in this Lease, "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of

Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Building or any part thereof or any personal property used in connection with the Building. If the Building is not assessed on a fully completed basis for all or any part of the Base Tax Year, until it is so assessed, Property Taxes for the Base Tax Year shall be established by multiplying Landlord's reasonable estimate of such assessed valuation by the applicable tax rates for the Base Tax Year. As soon as the Building is assessed on a fully completed basis and the Property Taxes for the Base Year can be determined, any necessary adjustment resulting from such estimate shall be made, including any necessary adjustment in the amount of Tenant's Percentage Share of increases in Property Taxes over the Base Tax Year paid or payable by Tenant pursuant to section 3.1(c) hereof. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of or as a substitute for any Property Taxes. Property Taxes shall not include any tax, assessment, excise, levy, fee or charge paid by Tenant pursuant to section 5.1 hereof. Property Taxes shall not include interest on taxes or penalties resulting from Landlord's failure to pay taxes, increases in taxes specifically attributable to additional improvements to the premises of the other tenants of the Building to the extent such tax increases are separately itemized or identified by the taxing authority in such a way as to allow specific allocation by Landlord to such other tenant, or taxes which constitute payments to a governmental agency for the right to make improvements to the Building, unless such improvements would be includable in Operating Expenses pursuant to section
4.2 hereof.


                                      ARTICLE 5

                            OTHER TAXES PAYABLE BY TENANT

    5.1 In addition to all monthly rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse Landlord upon demand for all taxes, assessments, excises, levies, fees and charges, including, without limitation, all other payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the

Premises, (b) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, but only to the extent such taxes, assessments, excises, levies, fees or charges are separately itemized or identified by the taxing authority in such a way as to allow specific allocation by Landlord to Tenant, (c) any rent payable under this Lease, including, without limitation, any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (d) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this section 5.1 shall be deemed to be, and shall be paid as, additional rent.

                                      ARTICLE 6
                                         USE

         6.1 The Premises shall be used for general office purposes and, to the extent related to Tenant's business, for the operation of a securities trading floor, video conferencing facilities, computer, data processing and copying facilities, kitchen and dining room facilities for the officers, employees and customers of Tenant, but not for the use of the general public, and other incidental uses, and no other purpose. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is not among the permitted purposes described in the first sentence of this section 6.1 or incidental thereto and which is prohibited by any property insurance policy carried by Landlord for the Building, or will in any way increase the existing rate of, or cause a cancellation of, or affect any property or other insurance for the Building or any part thereof or any of its contents Tenant shall not bring or keep, or permit to be brought or kept, in the Premises or the Building any toxic or hazardous substance, material or waste or any other contaminant or pollutant, except any of the foregoing which is commonly used in business offices but only in quantities necessary for normal use. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants of the Building, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not bring or keep in the Premises any furniture, equipment, materials or other objects which overload the Premises or any portion thereof in excess of fifty (50) pounds per square foot live or dead load, which is the normal load-bearing capacity of the floors of the building.

                                      ARTICLE 7

                                       SERVICES

         7.1 Landlord shall supply to the Premises during reasonable and usual business hours, as determined by Landlord, but which shall be at least 8 A.M. to 6 P.M., Monday through Friday, except for New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas, labor holidays and such other holidays as are generally recognized in San Francisco, California, and subject to the Rules and Regulations (as hereinafter defined) established by Landlord, normal heating, ventilating and air conditioning reasonably required for the comfortable occupation of the Premises. Landlord shall also supply to the Premises at all times normal elevator service, normal electricity for lighting and the operation of desktop office machines, and water. Landlord shall also supply to the Premises lighting replacement for Building standard lights, restroom supplies and window washing when needed, as determined by Landlord and subject to the Rules and Regulations, but window washing shall be performed not less than three (3) times a year. Landlord shall, upon reasonable prior request by Tenant, supply to the Premises additional heating, ventilating or air conditioning (as requested by Tenant) during times other than the reasonable and usual business hours described in the first sentence of this section 7.1. Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the actual cost incurred by Landlord, as reasonably determined by Landlord, for such additional heating, ventilating and air conditioning. Landlord shall also furnish security service for the Building (not Tenant or the Premises) and janitor service to the Premises during the times and in the manner that such services are customarily furnished in comparable first-class office buildings in the central financial district of San Francisco. Landlord shall not be liable for any criminal acts of others or for any direct, consequential or other loss or damage related to any malfunction, circumvention or other failure of such security service. Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated (except as hereinafter provided) or a constructive or other eviction be deemed to have occurred by reason of, any installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or breakdown or any condition beyond the reasonable control of Landlord or by the making of repairs or improvements to the Premises or to the Building, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Premises or the Building, whether such results from mandatory restrictions or voluntary compliance with guidelines. Landlord shall use diligent efforts to correct any interruption in the furnishing of such services.

         7.2 If Landlord is not able, for a reason within the reasonable control of Landlord, to supply any service described in section 7.1 hereof to the Premises which is essential for Tenant's use of the Premises for the permitted purposes described in section 6.1 hereof and the failure to supply any such essential service materially impairs Tenant's ability to carry on its business in the Premises for a period of ten (10) consecutive business days, the Base Rent and additional rent payable by Tenant under this Lease shall be abated, based on the extent to which such failure to supply any such essential service materially impairs Tenant's ability to carry on its business in the Premises, commencing on the eleventh business day of such material impairment of Tenant's business and continuing until such essential service has been restored or the failure to supply such essential service no longer materially impairs Tenant's ability to carry on its business in the Premises. Landlord shall use diligent efforts to restore such essential service. Tenant shall have no right to any abatement of the Base Rent and additional rent payable by Tenant under this Lease if, and to the extent that, Landlord's inability to supply any such essential service to the Premises is caused by Tenant, or Tenant's officers, employees, contractors, agents, licensees or invitees, or by any force or event that cannot be reasonably anticipated or controlled by Landlord. Notwithstanding anything to the contrary contained in this section 7.2, no inability or delay by Landlord in providing any such essential service shall constitute an actual or constructive eviction, in whole or in part, or release Tenant from any obligation of Tenant under this Lease (except an abatement of the Base Rent and additional rent in accordance with this section 7.2).

         7.3 If Tenant uses heat generating machines, equipment or computers or lighting other than Building standard lights in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises and Tenant shall pay to Landlord the cost thereof, including the costs of installation, operation, maintenance and repair thereof, as reasonably determined by Landlord, upon billing by Landlord. If Tenant uses electricity in excess of three and fifty-one hundredths (3.51) watts per usable square foot of the Premises and the Equipment Space per hour, in the aggregate, determined on a monthly basis, Tenant shall pay to Landlord, upon billing by Landlord, the cost of such excess, as reasonably determined by Landlord. Tenant shall pay to Landlord, upon billing by Landlord, the cost of all additional services consumed by Tenant, in excess of the amount that would reasonably be incurred for a normal business office operating during the reasonable and usual business hours described in the first sentence of section 7.1 hereof, as a result of the operation of Tenant's computers or equipment, the number of hours Tenant operates, or any other feature of the conduct of Tenant's business in the Premises, all as reasonably determined by Landlord based on the actual additional cost incurred by Landlord. All costs payable by Tenant under this section 7.3 shall be deemed to be, and shall be paid as, additional rent.

                                      ARTICLE 8

                                     ALTERATIONS

         8.1 Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements is ten thousand dollars ($10,000) or less and such alterations, additions or improvements will not affect in any way the structural, exterior or roof elements of the

Building or the elevator, mechanical, electrical, plumbing or life safety systems of the Building, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord. Whenever the consent or approval of Landlord is required under this section 8.1, such consent or approval shall not be unreasonably withheld or delayed. All alterations, additions and improvements (except the initial improvements to be constructed or installed by Landlord at Landlord's expense and Tenant's expense, respectively, as specified in Exhibit B) in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

         (a) Tenant shall submit to Landlord, for Landlord's written approval, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by responsible licensed architect(s) and engineers approved in writing by Landlord, shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the Building shell or core or any systems, components or elements of the Building, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the approval thereof, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion. Tenant shall notify Landlord in writing of the licensed architects and engineers whom Tenant proposes to engage to prepare such plans and specifications. Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such architects and engineers.

         (b) Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such plans and specifications and, if Landlord disapproves such plans and specifications, Landlord shall describe in writing the revisions which Landlord requires in order to obtain Landlord's approval. Thereafter, Tenant may submit to Landlord revised plans and specifications addressing the revisions required by Landlord. Such revisions shall be subject to Landlord's prior written approval. Tenant shall pay all costs, including the fees and expenses of the licensed architects and engineers, in preparing such plans and specifications.

         (c) All changes in the plans and specifications approved by Landlord shall be subject to Landlord's prior written approval. If Tenant wishes to make any such change in such approved plans and specifications, Tenant shall have Tenant's architects and engineers prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing promptly whether Landlord approves or disapproves such change and, if Landlord disapproves such change, Landlord shall describe in writing the reasons for disapproval. Such change in the plans and specifications may be revised by Tenant and resubmitted to Landlord for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

         (d) Tenant shall pay for all work (including, without limitation, the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall engage responsible licensed contractors) approved in writing by Landlord to perform all work. Tenant shall notify Landlord in writing of the licensed contractors) whom Tenant proposes to engage for the work. Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such contractor(s). All contractors and other persons shall at all times be subject to Landlord's reasonable control while in the Building. Tenant shall pay to Landlord any additional direct costs (beyond the normal services provided to tenants in the Building) and shall reimburse Landlord for all reasonable expenses incurred by Landlord in connection with the review, approval and supervision of any alterations, additions or improvements made by Tenant. Under no circumstances shall Landlord be liable to Tenant for any liability, loss, cost or expense incurred by Tenant on account of Tenant's plans and specifications, Tenant's contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

         (e) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least five (5) days prior to such date. Tenant shall cause all work to be performed by the licensed contractor(s) approved in writing by Landlord in accordance with the plans and specifications approved in writing by Landlord and in full compliance with all applicable codes, laws, ordinances, rules and regulations. Tenant shall keep the Premises and the Building free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law to protect the Building and the Premises from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens. Landlord shall have the right to take any other action Landlord deems necessary to remove or discharge liens or encumbrances not being contested by Tenant in accordance with this section 8.1, at the expense of Tenant, if Tenant fails to remove or discharge any such lien or encumbrance within ten (10) days after written notice from Landlord.

         8.2  Subject to the rights and obligations of Tenant under this section 8.2, all alterations, additions, fixtures and improvements, including, without limitation, carpeting and all other improvements made pursuant to Exhibit B, whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant, shall become part of the Building and Landlord's property. Upon termination of this Lease, Tenant shall have the right, at Tenant's expense, to remove all or any part of such alterations, additions, fixtures and improvements from the Building, but Tenant shall, at Tenant's expense, repair all damage caused by any such removal. All movable furniture, equipment, trade fixtures, computers, office machines and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Building and repair all damage caused by any such removal. In the process of approving any alterations, additions or improvements in or to the Premises or any part thereof pursuant to section 8.1 hereof, Landlord shall have the right, by giving written notice to Tenant when Landlord approves any such alterations, additions or improvements, to require Tenant to remove any such alterations, additions or improvements designated by Landlord, in which event, upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such alterations, additions and improvements designated by Landlord from the Building and repair all damage caused by any such removal. Tenant shall complete all such removal and repair work under this section 8.2 within thirty (30) days after termination of this Lease. Upon termination of this Lease, Landlord shall have the right to restore the openings for the internal stairwells between the floors of the Premises to the condition in which the Premises existed before such openings were made. If Landlord performs such restoration work before another tenant occupies the floor in question, Tenant shall, upon billing by Landlord, pay to Landlord the actual cost of such restoration work incurred by Landlord, but not more than twenty thousand dollars ($20,000) for each such opening. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 8.2 to be performed after such termination.


                                      ARTICLE 9

                               MAINTENANCE AND REPAIRS

         9.1 Landlord shall maintain and repair the public and common areas of the Building, such as plazas, lobbies, stairs, corridors and restrooms, the structural, roof and exterior elements of the Building, and the elevator, mechanical (heating, ventilating and air conditioning) and electrical systems of the Building and keep such areas, elements and systems in reasonably good order and condition. Any damage in or to any such areas, elements or systems caused by Tenant or any agent, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

    9.2 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof and all equipment, fixtures and improvements therein and keep all of the foregoing clean and in reasonably good order and operating condition, ordinary wear and tear and damage thereto by fire or other casualty excepted, and excluding maintenance and repair of the areas, elements and systems of the Building to be maintained and repaired by Landlord pursuant to section 9.1 hereof, Tenant hereby waives all rights under California Civil Code section 1941 and all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code section 1942 or any other law, statute or ordinance now or hereafter in effect. Subject to section
8.2 hereof, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted, and excluding areas, elements and systems of the Building to be maintained and repaired by Landlord pursuant to section 9.1 hereof.

                                      ARTICLE 10

                                DAMAGE OR DESTRUCTION

         10.1 If the Building or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to section 10.2 hereof, Landlord shall repair such damage and restore the Building and the Premises to substantially the same condition in which the Building and the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this section 10.1, remain in full force and effect. If such fire or other casualty damages the Premises or common areas of the Building necessary for Tenant's use and occupancy of the Premises, then, during the period the Premises are rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, repair and replace all such movable furniture, equipment, trade fixtures and personal property. Such repair and replacement by Tenant shall be done in accordance with Article 8 hereof. Tenant hereby waives California Civil Code sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

         10.2 If the Building or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease and (a) such fire or other casualty occurs during the last twelve
(12) months of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with section 10.1 hereof cannot, as reasonably estimated by Landlord, be completed within two (2) months after the occurrence of such fire or other casualty or (b) the repair and restoration work to be performed by Landlord in accordance with section 10.1 hereof cannot, as reasonably estimated by Landlord, be completed within nine (9) months after the occurrence of such fire or other casualty, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. If any such fire or other casualty does not materially damage the Premises, Landlord shall have no right to terminate this Lease unless Landlord also terminates the leases of all other tenants of the Building. If such fire or other casualty materially damages the Premises or materially interferes with Tenant's access to or use of the Premises, the reasonable estimates required pursuant to clauses (a) and (b) of this section 10.2 shall be made jointly by mutual agreement of Landlord and Tenant, and Tenant shall have the same right as Landlord, subject to the conditions in this section 10.2, to terminate this Lease. If neither Landlord nor Tenant exercises the right to terminate this Lease in accordance with this section 10.2, Landlord shall promptly commence and diligently prosecute the repair of such damage and the restoration of the Building and the Premises in accordance with section 10.1 hereof and this Lease shall, subject to section
10.1 hereof, remain in full force and effect. A total destruction of the Building shall automatically terminate this Lease effective as of the date of such total destruction.

                                      ARTICLE 11

                                      INSURANCE

         11.1 Tenant hereby waives all claims against Landlord for damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Building arising at any time and from any cause whatsoever, other than by reason of the negligence or willful misconduct of Landlord or Landlord's officers, employees, agents or contractors. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including, without limitation, reasonable attorneys' fees, for any damage to any property (including property of employees and invitees of Tenant) or for any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time during the term of this Lease and from any cause whatsoever, other than by reason of the negligence or willful misconduct of Landlord or Landlord's officers, employees, agents or contractors, or occurring in, on or about any part of the Building other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its officers, employees, agents, contractors, invitees or licensees. Landlord shall indemnify and defend Tenant against and hold Tenant harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including, without limitation, reasonable attorneys' fees, for any damage to any property (including property of employees and invitees of Tenant) or for any bodily and personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or the Building or any part thereof arising at any time during the term of this Lease caused by the negligence or willful misconduct of Landlord or Landlord's officers, employees, agents or contractors. This section 11.1 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

         11.2 Tenant shall, at Tenant's sole cost and expense, obtain and keep in force during the term of this Lease comprehensive general liability insurance, including contractual liability (specifically covering this Lease), fire legal liability, and premises operations, with a minimum combined single limit in the amount specified in the BASIC LEASE INFORMATION per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises or the Building.

         11.3 Landlord shall obtain and keep in force during the term of this Lease reasonable property and liability insurance for the Building with coverages and in amounts comparable to those maintained for other first-class office buildings in the San Francisco financial district.

         11.4 All insurance required under this Article 11 and all renewals thereof shall be issued by good and responsible companies qualified to do and doing business in the State of California. All liability insurance under section 11.2 hereof shall expressly provide that the policy shall not be cancelled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty
(30) days shall have expired. All liability insurance under section 11.2 hereof shall name Landlord and any holder of a mortgage or deed of trust encumbering the Building designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance thereof, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any such policy or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand.

         11.5 Tenant waives on behalf of its insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter existing during the term hereof and purchased by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of its insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter existing during the term hereof and purchased by Landlord insuring or covering the Building or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Landlord and Tenant each shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter existing during the term hereof and purchased by it insuring or covering the Building or the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Landlord or Tenant against the other as required by this section 11.5.


                                      ARTICLE 12

                          COMPLIANCE WITH LEGAL REQUIREMENTS

         12.1 Tenant shall, at its sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any direction or certificate of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises or the operation, use or maintenance of any equipment, fixtures or improvements in the Premises, excluding requirements not reasonably necessitated by Tenant's acts or particular use of the Premises or by improvements or alterations made by or for Tenant.

                                   ARTICLE 13

                            ASSIGNMENT AND SUBLETTING

     13.1  Except for permitted assignments and subleases pursuant to section
13.2 hereof and permitted occupancy agreements pursuant to section 13.6 hereof, Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Without limiting or excluding other reasons for withholding Landlord's consent, Landlord shall have the right to withhold consent if the proposed assignee or subtenant or the use of the Premises to be made by the proposed assignee or subtenant is not consistent with the character and nature of other tenants and uses in the Building or is prohibited by this Lease or if it is not demonstrated to the satisfaction of Landlord that the proposed assignee or subtenant has good business and moral character and reputation and is financially able to perform all of the obligations of Tenant under this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant, Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable and responsible for the performance by any assignee or subtenant of all such covenants.

     13.2 Tenant shall have the right to assign this Lease or sublease all or any portion of the Premises to any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Tenant, or any entity that results from a merger with or consolidation of Tenant, or any entity that purchases substantially all of the assets of Tenant and carries on the business of Tenant in the Premises. The consent of Landlord shall not be required for any assignment or sublease permitted by this section 13.2, but Tenant shall, at least thirty (30) days before completing any such assignment or sublease, give written notice to Landlord identifying the assignee or subtenant by name and address and describing the basis on which such assignment or sublease qualifies as a permitted assignment or sublease under this section 13.2. Tenant shall give Landlord such additional information concerning the assignee or subtenant or the terms of the assignment or sublease as Landlord reasonably requests. Sections 13.3 and 13.4 hereof shall not apply to any assignment or sublease permitted by this section 13.2.

     13.3  Except for permitted assignments and subleases pursuant to section
13.2 hereof and permitted occupancy agreements pursuant to section 13.6 hereof, if Tenant wishes to assign this Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant or the intended assignment or sublease as Landlord reasonably requests. For a period of thirty (30) days after such notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (a) to consent in writing to the intended assignment or sublease, or (b) to enter into an assignment of this Lease or a sublease of the Premises, as the case may be, with Tenant upon the terms set forth in such notice, or (c) in the case of an assignment of this Lease or a sublease of the entire Premises for the balance of the term of this Lease, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised its termination right. If Landlord does not exercise a right set forth in clause (a), (b) or
(c) of the preceding sentence by giving written notice to Tenant within such period of thirty (30) days, Landlord shall be deemed to consent in writing to the intended assignment or sublease pursuant to clause (a) of the preceding sentence. If Landlord elects to enter into an assignment of this Lease or a sublease of the Premises or to terminate this Lease, Landlord may enter into a new lease or agreement covering the Premises or any portion thereof with the intended assignee or subtenant on such terms as Landlord and such assignee or subtenant may agree or enter into a new lease or agreement covering the Premises or any portion thereof with any other person. In such event, Tenant shall not be entitled to any portion of the profit, if any, which

Landlord may realize on account of such new lease or agreement. If Landlord elects to terminate this Lease, then from and after the date of such termination, Landlord and Tenant each shall have no further obligation to the other under this Lease with respect to the Premises except for matters occurring or obligations arising hereunder prior to the date of such termination.

     13.4  Except for permitted assignments and subleases pursuant to section 13.2 hereof and permitted occupancy agreements pursuant to section 13.6 hereof, if Landlord consents in writing (or Landlord is deemed to consent in writing in accordance with section 13.3 hereof), Tenant may complete the intended assignment or sublease subject to the following covenants: (a) the assignment or sublease shall be on the same terms as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with section 13.1 hereof, has been delivered to Landlord, (c) no assignee or subtenant shall have a right further to assign or sublease, and (d) all "excess rent" (as hereinafter defined) derived from such assignment or sublease shall be divided and paid twenty-five percent (25%) to Landlord and seventy-five percent (75%) to Tenant, Landlord's share of such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as, additional rent. Tenant shall pay Landlord's share of such excess rent to Landlord within five (5) days after such excess rent is paid to Tenant. As used in this section 13.4, "excess rent" shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment or sublease by Tenant at Tenant's sole cost and expense for the specific assignee or subtenant in question and reasonable leasing commissions (and excluding carrying costs due to vacancy or any other cause) paid by Tenant in connection with such assignment or sublease, which costs of additional improvements and leasing costs shall be amortized without interest over the term of such assignment or sublease.

     13.5 No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease, which do not increase Tenant's obligations under this Lease, with assignees, subtenants or successors of Tenant, upon giving notice to Tenant or any successor of Tenant but without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

     13.6 Tenant shall have the right to enter into occupancy agreements, whether or not denominated a sublease agreement, with other persons or entities which entitle such persons or entities to occupy space in the Premises, but only if (a) no partition walls are installed for such occupant other than an ordinary office to enclose such occupant's space, (b) no separate entrance to the elevator lobby or common area on a floor is installed for such occupant, and (c) the total amount of all space in the Premises occupied by all such occupants shall not exceed, in the aggregate, one-half floor, The consent of Landlord shall not be required for any occupancy agreement which satisfies the requirements of this section 13.6, but Tenant shall, within thirty (30) days after completing any such occupancy agreement, give written notice to Landlord identifying the occupant by name and address, specifying the space to be occupied by such occupant, and describing the basis on which such occupant qualifies as a permitted occupancy agreement under this section 13.6. Tenant shall give Landlord such additional information concerning any such occupant or the terms of any occupancy agreement as Landlord reasonably requests. Sections
13.3 and 13.4 hereof shall not apply to any occupancy agreement permitted by this section 13.6. No occupancy agreement permitted by this section 13.6 shall constitute a "sublease" for other purposes of this Lease.

                                   ARTICLE 14

                              RULES AND REGULATIONS

     14.1 Tenant shall faithfully observe and comply with the rules and regulations (the "Rules and Regulations") set forth in Exhibit C attached hereto and, after notice thereof, all modifications thereof and additions thereto from time to time made in writing by Landlord. Landlord shall enforce the Rules and Regulations and any modifications thereof or additions thereto in a nondiscriminatory manner. If there is any conflict, this Lease shall prevail over the Rules and Regulations and any modifications thereof or additions thereto, No Rules and Regulations established by Landlord shall unreasonably interfere with Tenant's use and enjoyment of the Premises in accordance-with this Lease. Landlord shall not be responsible to Tenant for the noncompliance by any other tenant or occupant of the Building with any Rules and Regulations.


                                   ARTICLE 15

                                ENTRY BY LANDLORD

     15.1 Landlord may enter the Premises at any time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or, during the last year of the term of this Lease, tenants, (c) determine whether Tenant is performing all of its obligations hereunder, (d) supply any service to be provided by Landlord, (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or utility services, or make any repairs, alterations or improvements to any other portion of the Building, provided Tenant's access to the Premises shall not be blocked and all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. If Landlord is required to perform work in the Premises for a reason within the reasonable control of Landlord and such work in the Premises materially impairs Tenant's ability to carry on its business in the Premises for a period of ten
(10) consecutive business days, the Base Rent and additional rent payable by Tenant under this Lease shall be abated, based on the extent to which such work in the Premises materially impairs Tenant's ability to carry on its business in the Premises, commencing on the eleventh business day of such material impairment of Tenant's business and continuing until such work in the Premises no longer materially impairs Tenant's ability to carry on its business in the Premises. Tenant shall have no right to any abatement of the Base Rent and additional rent payable by Tenant under this Lease if, and to the extent that, the reason for such work in the Premises is caused by Tenant, or Tenant's officers, employees contractors, agents, licensees or invitees, or by any force or event that cannot be reasonably anticipated or controlled by Landlord. In the case of entry for the purpose of inspecting the Premises or exhibiting the Premises, Landlord shall give reasonable prior notice, but at least twenty-four (24) hours in advance, to Tenant and shall use reasonable efforts to schedule such entry at a mutually convenient time so that Landlord may be accompanied by a representative of Tenant during such entry. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry in accordance with this section 15.1, unless caused by the negligence or willful misconduct of Landlord or Landlord's officers, employees, agents or contractors. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes, securities cage and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. For the purposes of this section 15.1, an "emergency" shall mean any condition, circumstance, force or event which, in the reasonable opinion of Landlord or any of Landlord's officers, employees, agents or contractors, creates a risk of injury to or death of any person or damage to any property and which requires immediate action to reduce or eliminate such risk.


                                   ARTICLE 16

                         EVENTS OF DEFAULT AND REMEDIES

     16.1 The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

          (a) Tenant fails to pay any Interim Rent or any Base Rent or additional monthly rent under section 3.1 hereof as and when such rent becomes due and payable and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant; or

          (b) Tenant fails to pay any additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than fifteen (15) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

          (c) Tenant fails to perform or observe any other agreement, covenant or condition of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure continues for more than fifteen (15) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement, covenant or condition, such failure cannot reasonably be cured within such period of fifteen
(15) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure within such period of fifteen (15) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure; or

          (d) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (iv) takes action for the purpose of any of the foregoing; or

          (e) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within sixty (60) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

          (f) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days; or

          (g)  Tenant abandons the Premises and another Event of Default occurs.

     16.2 If an Event of Default occurs, Landlord at any time shall have the right to give a written termination notice to Tenant and on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

          (a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

          (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

          (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

          (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 5 hereof.

     16.3 Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

     16.4 The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

     16.5 All agreements, covenants and conditions to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent (except as otherwise expressly permitted by this Lease). If Tenant fails to pay any sum of money required to be paid by Tenant hereunder or fails to perform any other act on Tenant's part to be performed hereunder, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on Tenant's part to be made or performed in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

     16.6 If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

                                   ARTICLE 17

                                 EMINENT DOMAIN

     17.1 If twenty-five percent (25%) or less of the area of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the tern of this Lease, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises, unless the taking of the portion of the Premises so taken materially interferes with Tenant's use of the portion of the Premises not so taken, in which event Tenant shall have the right, by giving written notice to Landlord within thirty (30) days after the date of such taking, to terminate this Lease. If more than twenty-five percent (25%), but less than all, of the area of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, Landlord and Tenant each shall have the right, by giving written notice to the other within thirty (30) days after the date of such taking, to terminate this Lease. If either Landlord or Tenant exercises any such right to terminate this Lease in accordance with this section 17.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 17.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

          17.2 If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 17.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing, but if this Lease is not terminated pursuant to section 17.1 hereof, Landlord shall use such condemnation proceeds to restore the portion of the Premises not so taken to the condition in which such portion existed before the taking, to the extent reasonably practicable under the circumstances. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, and for removal and relocation expenses.

     17.3 Notwithstanding sections 17.1 and 17.2 hereof to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period less than the term of this Lease remaining after such taking, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

     17.4 As used in this Article 17, a "taking" means the acquisition of all or part of the Premises for a public use by exercise of the power of eminent domain and the taking shall be considered to occur as of the earlier of the date on which possession of the Premises (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Premises (or part so taken) vests in the entity exercising the power of eminent domain.


                                   ARTICLE 18

                         SUBORDINATION, MERGER AND SALE

     18.1 Subject to the requirements in this section 18.1, this Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Building or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, the subordination of this Lease to any such mortgage or deed of trust is expressly conditional upon the holder thereof agreeing, in such deed of trust or mortgage or in a separate agreement, that, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, Tenant shall not be named or joined in any action or proceeding to enforce such mortgage or deed of trust unless required by law to perfect the proceeding and this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease. Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust and such person shall be bound to Tenant in accordance with section 18.3 hereof. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord, but Tenant's covenant to subordinate this Lease to mortgages or deeds of trust hereafter executed is conditioned upon each such senior mortgage or deed of trust, or a separate subordination agreement, containing the commitments specified in the preceding sentence. Landlord shall, within ninety (90) days after the date of this Lease, obtain and deliver to Tenant a nondisturbance agreement containing the commitments set forth in this section 18.1 executed by the holder of any existing mortgage or deed of trust encumbering the Building or any part thereof.

     18.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     18.3 If the original Landlord hereunder, or any successor owner of the Building, sells or conveys the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

                                   ARTICLE 19

                              ESTOPPEL CERTIFICATE

     19.1  At any time and from time to time but in any event within ten
(10) business days after written request by Landlord or Tenant to the other party, such other party shall execute, acknowledge and deliver to the requesting party a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 hereof and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received by such other party of any default by such other party hereunder which has not been cured, except as to defaults specified in such certificate; (d) that the requesting party is not in default hereunder, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by the requesting party or any actual or prospective purchaser, mortgage lender, assignee or subtenant. Any such certificate may be relied upon by the requesting party and any actual or prospective purchaser or mortgage lender of the Building or any part thereof and any actual or prospective assignee or subtenant of this Lease or the Premises or any part thereof. At any time and from time to time, but in any event within ten (10) days after written request by Landlord, Tenant shall deliver to Landlord copies of all current annual reports of Tenant.

                                   ARTICLE 20

                                  HOLDING OVER

     20.1 If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred fifty percent (150%) of the Base Rent being paid by Tenant at the expiration of the term of this Lease pursuant to Article 3 hereof, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty
(30) days' written notice of termination to the other at any time.

                                   ARTICLE 21

                                     WAIVER

     21.1 The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

                                   ARTICLE 22

                                     NOTICES

     22.1 All notices and other communications which may or are required to be given by either Landlord or Tenant to the other under this Lease shall be deemed to have been properly given only when made in writing and hand delivered or deposited in the United States mail, postage prepaid, certified with return receipt requested, and addressed as follows: to Tenant, before the Commencement Date, at the address of Tenant specified in the BASIC LEASE INFORMATION, but after the Commencement Date, at the Premises, or at such other place as Tenant may from time to time designate in a notice to Landlord; and to Landlord at the address of Landlord specified in the BASIC LEASE INFORMATION, or at such other place as Landlord may from time to time designate in a notice to Tenant. Such notices and other communications shall be effective upon hand delivery, if hand delivered, or receipt (evidenced by the certified mail receipt), if mailed.

                                   ARTICLE 23

                                  MISCELLANEOUS

     23.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If Landlord consists of more than one party, the obligations hereunder imposed upon Landlord shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 13 hereof, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. If Tenant requests the consent or approval of Landlord to any assignment, sublease or other action by Tenant, Tenant shall pay on demand to Landlord all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Landlord in connection therewith. This Lease shall be governed by and construed in accordance with the laws of the State of California.

     23.2 Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Rent or additional monthly rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any monthly installment of Base Rent or additional monthly rent is not received by Landlord from Tenant within five (5) business days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to four percent (4%) of such delinquent installment. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any monthly rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease in a timely fashion, including the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at such due date or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum.

     23.3 If there is any legal action or proceeding between Landlord and Tenant to enforce any provision of this Lease or to protect or establish any right or remedy of either Landlord or Tenant hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in and as a part of such judgment.

     23.4  Exhibit A (Plans Outlining the Premises), Exhibit
B (Improvement of the Initial Premises) and Exhibit C (Rules and Regulations) are attached to and made a part of this Lease.

     23.5 Landlord and Tenant each warrants and represents to the other that it has negotiated this Lease directly with the real estate brokers specified in the BASIC

LEASE INFORMATION and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for it in connection with this Lease. Landlord shall pay the compensation due such real estate brokers in accordance with the separate agreements between Landlord and such real estate brokers.

     23.6 Landlord and Tenant each represents and warrants to the other that (a) it is duly incorporated and validly existing under the laws of its state of incorporation, (b) it is qualified to do business in California, (c) it has full corporate right, power and authority to enter into this Lease and to perform all of its obligations hereunder, and (d) each person signing this Lease on behalf of the corporation is duly and validly authorized to do so. Concurrently with signing this Lease, Tenant shall deliver to Landlord a true and correct copy of resolutions duly adopted by the board of directors of Tenant, certified by the secretary of Tenant to be true and correct, unmodified and in full force, which authorize and approve this Lease and authorize each person signing this Lease on behalf of Tenant to do so.

     23.7 Tenant shall, during the term of this Lease, upon paying all of the rent and performing all of the covenants of Tenant in accordance with this Lease, peaceably and quietly enjoy the Premises, subject to the covenants and conditions of this Lease.

     23.8 Tenant shall have the right to use an equitable proportion of space in the directory of the Building for the display of the name and location of Tenant and principal officers, employees and subtenants of Tenant based on the space in the Building leased by Tenant in relation to the total space in the Building.

     23.9 There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Building. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Office Lease as of the date first hereinabove written.

HAMBRECHT & QUIST                       THE EQUITABLE LIFE ASSURANCE
INCORPORATED, a California              SOCIETY OF THE UNITED STATES,
corporation                             a New York corporation


By /s/  [Signature unreadable]          By /s/  [Signature unreadable]
   ---------------------------             ---------------------------
Title       SVP Finance                 Title    Attorney in Fact
      ------------------------                ------------------------

                             Exhibit A, 11th Floor



                           [Graphic depiction omitted]

                                    EXHIBIT B

                       IMPROVEMENT OF THE PREMISES


          1. THE WORK. Landlord, through Landlord's contractor, shall construct and install in the Initial Premises, substantially in accordance with plans, working drawings and specifications ("Tenant's Plans") prepared by Tenant's architects and engineers and approved by Landlord, the improvements (the "Work") described in Tenant's Plans (except work described in paragraph 6 hereof). The costs of preparing Tenant's Plans and performing the Work shall be allocated between, and paid by, Landlord and Tenant as set forth in this Exhibit B. The Work shall be performed in a good and workmanlike manner and in accordance with applicable laws and regulations. The quantities, character and manner of construction and installation of the Work shall be subject to all limitations and restrictions imposed by laws, regulations and guidelines relating to health, safety, the environment, handicapped persons and conservation of energy adopted by any public or government authority.

          2.   TENANT'S PLANS.

           (a) As soon as reasonably possible, but in any event on or before "Tenant's Plans Date" specified in the BASIC LEASE INFORMATION, Tenant shall submit Tenant's Plans to Landlord for Landlord's written approval (which shall not be unreasonably withheld or delayed). Tenant's Plans shall be prepared by Interior Architects or by other qualified licensed architects and engineers retained by Tenant and approved in writing by Landlord (which shall not be unreasonably withheld), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the approval thereof, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion. Tenant's Plans shall be complete plans, working drawings and specifications for the layout, improvement and finish of the Initial Premises consistent with the design and construction of the Building, including mechanical and electrical drawings and decorating plans, showing the following:

           (i) Location and type of all partitions;

          (ii) Location and type of all doors, with hardware and keying schedule;

         (iii) Ceiling plans, including light fixtures;

                                   Exhibit B-1

          (iv) Location of telephone equipment room, with all special electrical and cooling requirements;

           (v) Location and type of all electrical outlets, switches, telephone outlets, and lights;

          (vi) Location of all sprinklers;

         (vii) Location and type of all equipment requiring special electrical requirements;

        (viii) Location, weight per square foot and description of any heavy equipment or filing system exceeding fifty (50) pounds per square foot live and dead load;

          (ix) Requirements for special air conditioning or ventilation;

           (x) Location and type of plumbing;

          (xi) Location and type of kitchen equipment;

         (xii) Indicate critical dimensions necessary for construction; and

        (xiii) Corridor entrances, bracing or support of special walls or glass partitions, and any other items or information requested by Landlord.

          (b)  As soon as reasonably possible, but in any event within one
(1) month after Tenant's Plans Date, Tenant shall submit supplemental plans, which shall become part of Tenant's Plans upon written approval by Landlord, to Landlord for Landlord's written approval (which shall not be unreasonably withheld or delayed) showing the following:

           (i) Type and color of floor covering;

          (ii) Location, type and color of wall covering;

         (iii) Location, type and color of paint or finishes; and

          (iv) Details showing all millwork with verified dimensions and dimensions of all equipment to be built in.

          (c) Tenant's Plans shall be subject to Landlord's prior written approval (which shall not be unreasonably

                                   Exhibit B-2
withheld or delayed). If Landlord reasonably disapproves Tenant's Plans, or any portion thereof, Landlord shall promptly give notice to Tenant setting forth the reasons for such disapproval and shall consult with Tenant regarding possible revisions which Landlord would approve. As promptly as reasonably possible thereafter, but not later than five (5) business days after Landlord's notice, Tenant shall submit to Landlord revised Tenant's Plans incorporating the revisions required by Landlord. Such revisions shall be subject to Landlord's written approval (which shall not be unreasonably withheld or delayed).

          (d) Tenant shall promptly pay when due the entire cost of all space planning, design, architectural and engineering services necessary for the preparation of Tenant's Plans. All interior decorating services, such as the selection of wall paint colors and wall coverings, fixtures, carpeting and all other decorator selection work, required by Tenant shall be provided by Tenant at Tenant's expense.

          3. CONSTRUCTION. Upon completion of Tenant's Plans and approval of Tenant's Plans by Landlord, Landlord shall have Landlord's contractor prepare, on the basis of Tenant's Plans, and furnish to Landlord and Tenant a reasonably itemized estimate of the cost of the Work. Landlord shall give Tenant's architects, engineers and consultants a reasonable opportunity to consult with Landlord's contractor in the preparation of such cost estimate. Within five (5) business days after receipt of such cost estimate, Tenant shall approve or disapprove such cost estimate in writing. Landlord shall have no obligation to perform any Work in the Initial Premises until Tenant has approved either such cost estimate or a revised cost estimate submitted by Landlord's contractor after Tenant has revised Tenant's Plans (subject to the prior written approval of Landlord which shall not be unreasonably withheld) to permit such revised cost estimate. Tenant's approval of a cost estimate shall constitute authorization for Landlord to perform the Work substantially in accordance with Tenant's Plans, In the absence of such authorization, Landlord shall not be obligated to commence the Work. Landlord's contractor shall complete the Work in the Initial Premises substantially in accordance with Tenant's Plans. Tenant shall promptly pay when due the entire cost of all of the Work (including, without limitation, the cost of all utilities, permits, fees, taxes, and property and liability insurance in connection therewith) required by Tenant's Plans upon receipt of monthly progress statements from Landlord as prepared by Landlord's contractor.

                                   Exhibit B-3

     4. LANDLORD'S CONTRIBUTION. As Landlord's contribution for the costs of preparing Tenant's Plans and performing the Work and other work by Tenant described in paragraph 6 hereof, Landlord shall give Tenant an allowance in the amount of "Landlord's Contribution" specified in the BASIC LEASE INFORMATION. Landlord shall pay Landlord's Contribution directly to Tenant's architects, engineers, consultants or suppliers or to Landlord's contractor for the account of Tenant, in installments as professional services for Tenant's Plans are rendered or the Work is performed, upon Landlord's receipt from Tenant of a request for payment accompanied by written invoices and other written evidence reasonably satisfactory to Landlord showing the costs incurred, until Landlord's Contribution is exhausted. Tenant shall have the right from time to time to increase Landlord's Contribution by a total amount not to exceed one million seven hundred seventeen thousand four hundred eighty-five dollars ($1,717,485) and to reduce the Rent Credit by an equal amount. Whenever Tenant wishes to increase Landlord's Contribution and to decrease the Rent Credit, Tenant shall give Landlord a written notice specifying the amount by which Landlord's Contribution is to be increased and the Rent Credit is to be decreased, and such amount shall be added to Landlord's Contribution and subtracted from the Rent Credit. The total amount of such increase in Landlord's Contribution and corresponding decrease in the Rent Credit shall in no event be more than the maximum amount set forth in this paragraph 4. Landlord and Tenant each shall, promptly after any such increase in Landlord's Contribution and decrease in the Rent Credit, execute and deliver to the other an amendment to this Lease which sets forth such increase and decrease, but such increase and decrease shall be effective in accordance with this paragraph 4 whether or not such amendment is executed.

          5. CHANGES. If Tenant requests any change in Tenant's Plans or the Work, Tenant shall request such change in a written notice to Landlord. Each such request shall be accompanied by plans, drawings and specifications prepared by Tenant's architects or engineers, at Tenant's expense, necessary to show and explain such change from the previously approved Tenant's Plans. All changes in Tenant's Plans shall be subject to the prior written approval of Landlord (which shall not be unreasonably withheld). If Landlord approves a change, Landlord shall have Landlord's contractor give Tenant an estimate of the construction cost, if any, which will be incurred for such change. Tenant shall, within two (2) business days after receipt of such estimate, notify Landlord in writing to proceed or not to proceed with such change. In the absence of such written notice to proceed, Landlord shall not be obligated to make the change requested by Tenant and Landlord shall proceed

                                   Exhibit B-4
with the Work in accordance with the previously approved Tenant's Plans.

          6. OTHER WORK BY TENANT. All work not within the scope of the normal construction trades employed on the Building, such as the furnishing and installing of furniture, telephone equipment and wiring and office equipment, shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct Tenant's work in such a manner as to maintain harmonious labor relations and as not to interfere with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors and labor shall be acceptable to and approved in writing by Landlord (which shall not be unreasonably withheld) and shall be subject to the administrative supervision of Landlord's general contractor. Landlord shall provide reasonable access and entry to the Initial Premises to Tenant and Tenant's contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Initial Premises for Tenant's use.

          7. REQUIREMENTS. Any work performed at the Building or on the Initial Premises by Tenant or Tenant's contractor in connection with improvements shall be subject to the following additional requirements:

          (a) Such work shall not proceed until Landlord has approved (which shall not be unreasonably withheld or delayed) in writing: (i) Tenant's contractor, (ii) the amount and coverage of public liability and property damage insurance, with Landlord named as an additional insured, carried by Tenant's contractor, (iii) complete and detailed plans and specifications for such work, and (iv) a schedule for the work.

          (b) All work shall be done in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any case, all such work shall be performed in accordance with all applicable laws. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with applicable laws.

          (c) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

          (d) All work by Tenant or Tenant's contractor shall be scheduled, on a reasonable basis, through Landlord.

                                   Exhibit B-5

          (e) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service, on a nonexclusive basis, with Landlord's contractor and shall pay such reasonable costs for such services as may be charged by Landlord's contractor. Landlord shall have the right to require any necessary movement of materials by the elevator to be done after regular working hours at the expense of Tenant.

          (f) Tenant's entry on the Initial Premises for any purpose, including, without limitation, inspection or performance of improvement work by Tenant, prior to the Commencement Date shall be subject to all of the covenants of this Lease except the payment of rent. Entry by Tenant shall include entry by Tenant's officers, employees, contractors, licensees, agents, servants, guests, invitees or visitors.

                                   Exhibit B-6

                                    EXHIBIT C

                              RULES AND REGULATIONS

          1. COMMON AREAS. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways are not for the general public and Landlord shall in all cases have the right to control and prevent access thereto of all persons (including, without limitation, messengers or delivery personnel not wearing uniforms) whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Neither Tenant nor any agent, employee, contractor, invitee or licensee of Tenant shall go upon the roof of the Building. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and common areas of the Building.

          2. SIGNS. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

          3. PROHIBITED USES. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging.
No cooking shall be done or permitted on the Premises except that private use by Tenant of microwave ovens and Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations. Tenant shall not place any load on the floors of the Building exceeding fifty
(50) pounds per square foot, live or dead load. Tenant shall not use electricity for lighting, machines or equipment in excess of four (4) watts per square foot.

          4. JANITORIAL SERVICE. Tenant shall not employ any person other than the janitor of Landlord for the purpose

                                   Exhibit C-1
of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the Premises. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property in the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person.

     5. KEYS. Landlord will furnish Tenant without charge with two (2) keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any such keys copied or any keys made. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises. Tenant, upon the termination of this Lease, shall deliver to Landlord all keys to doors in the Building.

     6. MOVING PROCEDURES. Landlord shall designate appropriate entrances for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances for such purposes. All moves shall be scheduled and carried out during nonbusiness hours of the Building. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

     7. NO NUISANCES. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or

                                   Exhibit C-2
vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals be brought or kept in the Premises or the Building.

     8. CHANGE OF ADDRESS. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name or street address of the Building or the room or suite number of the Premises.

     9. BUSINESS HOURS. Landlord establishes the hours of 8 A.M. to 6 P.M. Monday through Friday, except union holidays and legal holidays, as reasonable and usual business hours for the purposes of section 7.1 of this Lease. If Tenant requests electricity or heat or air conditioning or any other services during any other hours or on any other days, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent under this Lease.

     10. ACCESS TO BUILDING. Landlord reserves the right to exclude from the Building during the evening, night and early morning hours beginning at 6 P.M. and ending at 8 A.M. Monday through Friday, and at all hours on Saturdays, Sundays, union holidays and legal holidays, all persons who do not present identification acceptable to Landlord, Tenant shall provide Landlord with a list of all persons authorized by Tenant to enter the Premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     11. BUILDING DIRECTORY. The directory of the Building will be provided for the display of the name and location of Tenant and a reasonable number of the principal officers and employees of Tenant at the expense of Tenant. Landlord reserves the right to restrict the amount of directory space utilized by Tenant but Tenant shall be entitled to an equitable proportion of such directory space in relation to the portion of the space in the Building leased by Tenant.

     12. WINDOW COVERINGS. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or

                                   Exhibit C-3
used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's air conditioning systems.

     13. FOOD AND BEVERAGES. Tenant shall not obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

     14. PROCEDURES WHEN LEAVING. Tenant shall ensure that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant and its employees leave the Premises so as to prevent waste or damage. For any default or carelessness in this regard, Tenant shall be liable and pay for all damage and injuries sustained by Landlord or other tenants or occupants of the Building. On multiple-tenancy floors, Tenant shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     15. BATHROOMS. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by Tenant if caused by Tenant or its agents, employees, contractors, invitees or licensees.

     16. PROHIBITED ACTIVITIES. Except with the prior written consent of Landlord, Tenant shall not sell at retail newspapers, magazines, periodicals, theatre or travel tickets or any other goods or merchandise to the general public in or on the Premises, nor shall Tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or any business or activity other than that specifically provided for in this Lease.

     17. NO ANTENNA. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building. No television

                                   Exhibit C-4
or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     18. VEHICLES. There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord approves. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises.

     19. TRASH REMOVAL. Tenant shall store all its trash and garbage within the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City and County of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall crush and flatten all boxes, cartons and containers. Tenant shall pay extra charges for any unusual trash disposal.

     20. NO SOLICITING. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

     21. SERVICES. The requirements of Tenant will be attended to only upon application in writing at the office of the Building. Personnel of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     22. WAIVER. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     23. SUPPLEMENTAL TO LEASE. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the covenants of this Lease.

     24. AMENDMENTS AND ADDITIONS. Landlord reserves the right to make such other rules and regulations, and to

                                   Exhibit C-5
amend or repeal these Rules and Regulations, as in Landlord's judgment may from time to time be desirable for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                   Exhibit C-6

                               LEASE AMENDMENT NO. ONE


THIS AMENDMENT, made as of August 1, 1989, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and HAMBRECHT & QUIST INCORPORATED, a California corporation ("Tenant"),


                                 W I T N E S S E T H:

RECITAL OF FACTS:

Landlord and Tenant entered into the Office Lease (the "Lease") dated November 9, 1988. Landlord and Tenant will amend the Lease as set forth in this Amendment.

Now, Therefore, for valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree as follows:

1. In accordance with Exhibit B-4, paragraph 4 of the Lease ("Landlord's Contribution"), Tenant exercised its right to increase Landlord's Contribution by the amount of two hundred eighty two thousand nine hundred seventy-five dollars ($282,975) and to reduce the Rent Credit by an equal amount. Therefore, Tenant's Rent Credit is decreased from two hundred eighty two thousand nine hundred seventy-five dollars ($282,975) to no dollars ($0) and Landlord's Contribution is increased from four hundred four thousand two hundred fifty dollars ($404,250) to six hundred eighty seven thousand two hundred twenty-five dollars ($687,225).

5. In accordance with Article 2 of the Lease ("Term"), Landlord and Tenant shall each execute and deliver to the other an amendment to the Lease which sets forth the Commencement Date and Expiration Date for the Lease. Now, therefore, Landlord and Tenant agree that the term of said Lease shall commence April 10, 1989 and expire December 31, 1993.

    All other terms and conditions of the Lease are hereby reaffirmed as being in full force and effect.


HAMBRECHT & QUIST INCORPORATED         THE EQUITABLE LIFE
a California corporation               ASSURANCE SOCIETY OF THE
                                       UNITED STATES,
                                       a New York corporation



By   /s/ illegible                     By   /s/ illegible
    ------------------------               ------------------------

Title  Senior Vice President           Title     Attorney-in-Fact
       ---------------------                  ---------------------

                               LEASE AMENDMENT NO. ONE

         THIS AMENDMENT, made as of January 27, 1993, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and HAMBRECHT & QUIST, INC., a California corporation ("Tenant"),



                                 W I T N E S S E T H:

         RECITAL OF FACTS:

         Landlord and Tenant entered into the Office Lease (the "Lease") dated November 9, 1988. Landlord and Tenant will amend the Lease as set forth in this Amendment.

         Now, therefore, for valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree as follows:

         1. Amendment of Lease. Effective as of the date of this Amendment, the Lease is amended as follows:

         (a) In the Paragraph titled "Expiration Date", of the Basic Lease Information of the Lease and wherever else referenced is hereby amended to read December 31, 1998.

         (b) In the Paragraphs titled "Interim Rent and Base Rent", of the Basic Lease Information of the Lease and wherever else referenced are hereby amended effective January 1, 1993 to read as follows:

         January 1, 1993-December 31, 1993    =$26,950.00 per month
         January 1, 1994-June 30, 1994        =$   -0-    per month
         July, 1994                           =$19,538.75 per month
         August 1, 1994-December 31, 1998     =$26,950.00 per month

         (c) In the Paragraphs titled "Base Expense Year" and "Base Tax Year", of the Basic Lease Information of the Lease and wherever else referenced are hereby amended effective January 1, 1994 to read "1994".

         2. Brokerage Commissions. Tenant acknowledges and agrees that there is no brokerage commission payable by Landlord to any broker who may have represented or consulted with Tenant on this transaction. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgements, and costs and expenses (including without limitation reasonable attorney's fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent.

         3. Legal Effect. Except as amended by this Amendment the Lease is unchanged and as so amended the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment No. One as of the dates herein below written.

Lessor:                                     Lessee:

THE EQUITABLE LIFE ASSURANCE                HAMBRECHT & QUIST, INC.,
SOCIETY OF THE UNITED STATES,               a California corporation
a New York corporation

By  /s/ Christopher C. Curtis               By       /s/ illegible
   --------------------------                   -------------------------

Title  Attorney-in-Fact                     Title         CFO
      -----------------------                     -----------------------

Date         2/9/93                         Date          2/3/93
      -----------------------                     -----------------------

                              LEASE AMENDMENT NUMBER TWO

         THIS AMENDMENT, dated as of May 14, 1993, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and Hambrecht & Quist, INC., a California corporation ("Tenant"),

                             W I T N E S S E T H:

         RECITAL OF FACTS

         Landlord and Tenant entered into the Office Lease (the "Lease") dated November 9, 1988, and subsequently amended January 27, 1993, respecting certain premises on the 11th floor of the building as described therein (the "Premises"). Capitalized terms not otherwise defined herein have the same meaning as given in the Lease. Landlord and Tenant wish to amend the Lease, as set forth in the Amendment, in order to provide for the addition of Suite 1350 ("Expansion Space") on the 13th floor as described in Exhibit A attached hereto.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree as follows;:

         1. Amendment of Lease. The Lease is hereby amended and supplemented as follows, effective upon the date of this amendment.

         (a) In the Paragraph titled "Premises", of the Basic Lease Information of the Lease and wherever else referenced, is hereby amended to read: A portion of floor 11 consisting of 13,475 square feet and Suite 1350 consisting of approximately 2,447 rentable square feet.

         (b) The term for the Expansion Space shall be on a month to month basis, commencing June 1, 1993.

         (c) In the Paragraph titled "Base Rent", of the Basic Lease Information Lease and wherever else referenced, is hereby amended to read:

    Effective June 1, 1993 the Base Rent shall be increased by $4,894.00 per month ($24.00 per rentable square foot, per year, times 2,447 rentable square feet).

         (d) The Base Expense Year and Base Tax Year for the Expansion Space shall be the 1993 operating expenses and property taxes projected to a 100% occupancy level.

         (e) Tenant's percentage share for the Expansion Space for the purpose of calculating the operating expense and property tax passthroughs is eighty seven one hundredths of one percent (.87%).

         2. TENANT IMPROVEMENTS. Tenant agrees to take the premises on an "As Is" basis, with Landlord having no obligation to make any alterations to the premises.

         3. BROKERAGE COMMISSIONS. Tenant acknowledges and agrees that there is no brokerage commission payable by Landlord to any broker who may have represented or consulted with Tenant on this Lease Amendment Number Two and subject matter thereof. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, loses, liabilities, law suits, judgements, and cost and expenses (including without limitation reasonable attorney's fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker, or agent, on this Lease Amendment Number Two and subject matter thereof.

         4. SURRENDER OF PREMISES. Either party, upon thirty days written notice delivered thereto, shall have the right to terminate this Lease Amendment Number Two as it relates to the Expansion Space. Upon vacating the premises, Tenant shall surrender the premises to Landlord in the same condition as the premises were delivered to Tenant upon the commencement of this Lease Amendment Number Two, reasonable wear and tear accepted.

         5. LEGAL EFFECT. Except as amended by this Amendment and any previous Amendment's the Lease is unamended and remains in full force and effect, and Landlord and Tenant hereby ratify the terms of the Lease as amended hereby.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment Number Two as of the dates herein below written.


Lessor:                                     Lessee:

THE EQUITABLE LIFE ASSURANCE                HAMBRECHT & QUIST, INC.
SOCIETY OF THE UNITED STATES,               a California corporation
a New York corporation

By _______________________                  By  \s\
                                               ----------------------

Title ____________________                  Title  Vice President
                                                  -------------------


Date _____________________                  Date  5/18/93
                                                 --------------------

                                      Exhibit A

                        [Graphic Depiction of Expansion Space]

                             LEASE AMENDMENT NUMBER THREE

         THIS AMENDMENT, dated as of January 17, 1995, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and HAMBRECHT & QUIST, INC., a California corporation ("Tenant"),

                                 W I T N E S S E T H:

         RECITAL OF FACTS:

         Landlord and Tenant entered into the Office Lease (the "Lease") dated November 9, 1989, subsequently amended August 1, 1989, respecting certain premises on the 11th floor of the building as described therein (the "Premises"), and further amended January 27, 1993 respecting the Premises, and further amended May 28, 1993 respecting certain premises on the 11th and 13th floors of the buildings as described therein ("Premises"). Capitalized terms not otherwise defined herein have the same meaning as given in the Lease. Landlord and Tenant wish to amend the Lease, as set forth in this Amendment, in order to provide for the addition of Suite 650 ("Expansion Space") on the 6th floor as described in Exhibit A attached hereto.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree as follows:

         1. AMENDMENT OF LEASE. The Lease is herby amended and supplemented as follows, effective upon the date of this amendment;

         (a) In the Paragraph titled "Premises", of the Basic Lease Information of the Lease and whereever else referenced, is hereby amended to read: Suite 650 consisting of approximately 4,141 rentable square feet.

         (b) The term for the Expansion Space shall commence April 1, 1995, and expire on December 31, 1998.

         (c) In the Paragraph titled "Base Rent", of the Basic Lease Information Lease and wherever else referenced, is hereby amended to read:

     Effective April 1, 1995 the Base Rent shall be increased by $7,936.92 per month ($23.00 per rentable square foot, per year, times 4,141 rentable square feet).

         (d) The Base Expense Year and Base Tax Year for the Expansion Space shall be the 1995 operating expenses and property taxes projected to a 100% occupancy level.

         (e) Tenant's percentage share for the Expansion Space for the purpose of calculating the operating expense and property tax passthroughs is one and forty eight one hundredth, of one percent (1.48%).

         2. TENANT IMPROVEMENTS. Lanlord, at Landlord's expense will clean the carpets, paint the office walls, and construct an additional office utilizing building standard materials.

         3. BROKERAGE COMMISSIONS. Tenant acknowledges and agrees that there is no brokerage commission payable by Landlord to any broker who may have represented or consulted with Tenant on this Lease Amendment Number Three and subject matter thereof. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, loses, liabilities, law suits, judgements, and cost and expenses (including without limitation reasonable attorney's fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker, or agent, on this Lease Amendment Number Two and subject matter thereof.

         4. LEGAL EFFECT. Except as amended by this Amendment and any previous Amendment's, the Lease is unamended and remains in full force and effect, and Landlord and Tenant hereby ratify the terms of the Lease as amended hereby.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment Number Three as of the dates herein below written.


Lessor:                                               Lessee:

THE EQUITABLE LIFE ASSURANCE                          HAMBRECHT & QUIST, INC.
SOCIETY OF THE UNITED STATES,                         a California corporation
a New York corporation


By  /s/ John F. Faust                                 By   /s/ illegible
   ----------------------                                 ----------------------
    John F. Faust
Title  Investment Officer                             Title   Vice President
      -------------------                                    -------------------

Date        2/27/95                                   Date       2/1/95
      -------------------                                   --------------------

                                      EXHIBIT A

                           [Graphic Floor Plan of Premises]

                             LEASE AMENDMENT NUMBER FOUR
                             ----------------------------

         THIS AMENDMENT, dated as of January 8, 1996, by and between THE EQUITABLE LIFE
                                                                        --------
- ----------
ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and HAMBRECHT
- --------------------------------------
    ---------
& QUIST LLC, a Delaware limited liability company ("Tenant"),
- -----------
                                     WITNESSETH:

    Recital of Facts:
    -----------------
    Landlord and Tenant entered in to the Office Lease (the "Lease") dated November 9, 1988, subsequently amended August 1, 1989, respecting certain premises on the 11th floor of the building as described therein (the "Premises"), subsequently amended January 27, 1993 respecting the Premises, and subsequently amended May 28, 1993 respecting certain premises on the 11th and 13th floors of the building as described therein ("Premises"), and further amended January 17, 1995 respecting certain premises on the 6th floor of the building described therein ("Premises"). Capitalized terms not otherwise defined herein have the same meaning as given in the Lease. Landlord and Tenant wish to amend the Lease, as set forth in this Amendment, in order to provide for the addition of Suite 400 ("Expansion Space") on the 4th floor as described in Exhibit A attached hereto.

    NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree as follows:

    1.   Amendment of Lease. The Lease is hereby amended and supplemented as
         -------------------
follows, effective upon the date of this amendment:

    (a) In the Paragraph titled "Premises", of the Basic Lease Information of the Lease and wherever else referenced, is hereby amended to read: Suite 400 consisting of approximately 7,186 rentable square feet.

    (b) The term for the Expansion Space shall commence February 1, 1996, and expire on December 31, 1998.

    (c) In the Paragraph titled "Base Rent", of the Basic Lease Information Lease and wherever else referenced, is hereby amended to read:

Effective February 1, 1996 the Base Rent shall be increased as follows:

    Months 1 - 02:      Free Rent
    Months 3 - 35:      $15,569.66 per month
    ($26.00 per rentable square foot, per year, times 7,186 rentable square feet).

    (d) The Base Expense Year and Base Tax Year for the Expansion Space shall be the 1996 operating expenses and property taxes projected to a 100% occupancy level.


                                                                          VI.A.1

    (e) Tenant's percentage share for the Expansion Space for the purpose of calculating the operating expense and property tax passthroughs is two and fifty seven one hundredth, of one percent (2.57%).


    2.   Tenant Improvements. Landlord, at Landlord's expense shall provide
         --------------------
building standard carpet and base, paint the office walls, and provide
$ 11,000.00 towards the cabling of the Premises.

    3.   Brokerage Commissions. Tenant acknowledges and agrees that there is no
         ---------------------
brokerage commission payable by Landlord to any broker who may have represented or consulted with Tenant on this Lease Amendment Number Four and subject matter thereof. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, loses, liabilities, law suits, judgements, and cost and expenses (including without limitation reasonable attorney's fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker, or agent, on this Lease Amendment Number Four and subject matter thereof.

    4.   Legal Effect. Except as amended by this Amendment and any previous
         -------------
Amendment's, the Lease is unamended and remains in full force and effect, and Landlord and Tenant hereby ratify the terms of the Lease as amended hereby.


    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment
    ------------------
Number Four as of the dates herein below written.



Lessor:                                     Lessee:

THE EQUITABLE LIFE ASSURANCE                HAMBRECHT & QUIST LLC
SOCIETY OF THE UNITED STATES,               a Delaware limited
a New York corporation                      liability company


By       /s/ John F. Faust                  By      /s/ [Signature Unreadable]

Title    Investment Officer                 Title   Vice President


Date     [Date Unreadable]                  Date    [Date Unreadable]



                   EXHIBIT A
                   To the Lease Amendment Number Four
                   dated January 5, 1996



    [Exhibit presents a graphic floorplan layout of the premises]